                                                                   Exhibit 10.22

                       YEAR 2005-2006 SUPPLIER AGREEMENT

                          BETWEEN KEYMARK CORPORATION
                                      AND
                              PGT INDUSTRIES INC.

TERM OF AGREEMENT
-----------------
January 1, 2005 to December 31, 2006


QUANTITY --------
PGT Industries agrees to purchase in 2005, * pounds from Lakeland and * pounds from Fonda and in 2006, * pounds from Lakeland and * pounds from Fonda, of aluminum extrusion with a total volume variance of plus or minus 10%. Keymark will offer additional capacity to PGT Industries as it becomes available and PGT Industries will have the option to utilize this additional capacity as needed. Quantity ordered is dependent on Keymark's ability to meet quality and design change expectations.

PGT Industries will start to move from liquid to powder paint as soon as the new powder line is running in Lakeland, Florida.


PRICE
-----
*


* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

*

Refer to pricing agreement. (Exhibit A)

*

The pricing will remain in effect for the duration of this agreement for all extrusions purchased from Keymark.

All goods or services ordered by PGT Industries are placed only through a valid purchase order. PGT Industries will not accept nor pay for any verbal purchase order.

FORCE MAJEURE

Except as otherwise expressly provided in this Agreement, neither party will be deemed in default of its obligations under this Agreement (other than the obligation to pay money as required by this Agreement) for a failure to perform due to reasons of a force majeure event, including acts of God, acts of a public enemy, acts of any national, state or local governments, or any department or regulatory agency or entity (other than compliance or non-compliance with existing law(s) and regulation(s)), shortage or failure of transportation or energy sources as a result of acts of God, embargoes, riots, acts of any person engaged in subversive activity or sabotage, fires, floods, explosions or other catastrophes,


* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission epidemics or quarantine restrictions, inability to obtain raw materials or component parts (including delays of third party suppliers or contractors to furnish materials or supplies due to a force majeure event), or any other cause beyond the control of a party, which by exercise of reasonable diligence such party is unable to prevent. Each party will provide the other party with prompt notice as to the probability of such a cause of delay upon becoming aware of such a probability and will use due diligence and all reasonable efforts to avoid and cure any such cause preventing performance so as to resume performance under this Agreement as soon as reasonably possible.

DIES

Dies cut as a result of a PGT design are considered to be proprietary to PGT Industries. These dies may not be used for anyone other than PGT Industries, without written consent from PGT Industries. *

MINIMUMS

PGT Industries agrees to order a minimum of * pounds per die. * pounds orders will be allowed per line item if the total run on the die is * pounds or more. Other * pound orders will be allowed on occasion. If this * pound order allowance is abused, Keymark reserves the right to charge an additional * per pound.

TRANSPORTATION

F.O.B., PGT Industries South Eastern USA, free of charge, via trucks and trailers supplied by Keymark. Keymark agrees to keep a minimum of two trailers at PGT Industries Nokomis, Florida at all times. The number of trailers kept on site by Keymark at PGT in Florida or North Carolina is subject to review.


* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

TERMS

Payment terms are * from receipt of the invoice.

LEAD-TIMES

Standard lead-time is * calendar days from the date of the purchase order.

*

Custom color paint orders will be delivered as follows:

       Secondary colors                      *
       Custom colors                         *-following approval of color chip

CHANGES TO SUPPLY ARRANGEMENT

Both PGT Industries and Keymark agree to give a minimum six (6) months notice if either wishes to change this agreement.

QUALITY

Keymark will honor returns and credits for any defective material on a timely basis. PGT Industries will supply DMR's for any extrusion in quantity * that is being rejected, listing part number, die number, quantity, lot number and details of the rejection. General accumulation will be reported by part number via a spreadsheet sent to Keymark each week.

All material must meet PGT design specifications and tolerances. Keymark must supply copies of corrective action reports to PGT

* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

Industries. Keymark must meet or exceed minimum PGT quality procedures. Keymark will honor returns and credits for any defective material on a timely basis.

A listing of PGT expectations for quality procedures is attached. (Exhibit B)

If PGT industries has to rework dies or sort material due to unsatisfactory
material, Keymark agrees to *            .

PGT Industries may perform quality audits at Keymark at PGT's discretion.

A supplier performance evaluation will be given at least twice a year. Keymark will be rated on deliveries, quality, service/warranty and sales representation. Total possible points are 100. Scores of 95 to 100 are considered to be preferred vendors. Scores of 90 to 94 mean that the supplier has areas in need of improvement. Scores of 85 to 89 are only fair and means that the vendor risks being dropped by PGT Industries if no immediate improvement is made. No vendor will continue to do business with PGT Industries if they have an unacceptable rating of 84 and below. (Exhibit B)


CONFIDENTIONALITY AGREEMENT

PGT Industries must have a signed confidentionality agreement signed by an authorized representative of Keymark. (Exhibit C)


* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

/s/ Brad Voss                                /s/ Gene Soltis
-----------------------------------          -----------------------------------
Brad Voss                                    Gene Soltis
Director of Materials Management             Senior Purchasing Agent
PGT Industries                               PGT Industries


/s/ Joe Crenna                               /s/ Tony Maiolo
-----------------------------------          -----------------------------------
Joe Crenna                                   Tony Maiolo
Vice President                               Chief Operating Officer
Keymark Corporation                          Keymark Corporation

                                                                       EXHIBIT A

PGT Proposal
Lakeland, FL and Fonda, NY
2005-2006

Volumes

2005: * pounds out of Lakeland for the Nokomis facility and * pounds out of Fonda for the Lexington facility.

2006: * pounds out of Lakeland for the Nokomis facility and a minimum of * pounds out of Fonda for the Lexington facility. We anticipate growing the volume in Lexington out of Fonda as that operation grows.

It is our long term desire to grow with PGT as outlined on the attached schedule.

Price

An increase of * per pound effective with orders placed 1/1/05. This is for the increase in the billet premiums that have taken effect in the last half of 2004. This charge will be reviewed every * months and adjusted appropriately for any changes in the billet market.

An increase of * effective with orders placed 1/1/05. This is a general increase and the need for such is explained on the attached schedule.

The option of negotiating for an additional * increase for the year 2006. This will only be necessary if unforeseen circumstances were to arise during 2005.

Price Revision 1/14/05

Lakeland: Drop the increase of * effective with orders placed 1/1/05. Reserve the right to justify and negotiate this * at the end of the first * months of the contract.

Fonda: Make the base price * . Drop the hollow charge from * on all hollows. At this time no energy surcharges would be in effect.

All other items in the proposal above would remain the same.

This would make the basic pricing as follows:

Lakeland: * on hollows per current schedule.
Fonda: *

This structure would drop the overall price to PGT by approximately * from the original proposal above. It also addresses the concern over the Fonda/Lakeland * and the hollow charge out of Fonda.

I have attached a spreadsheet that illustrates the changes in pricing.

* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

Florida Operations
------------------- ------------------------ --------------------- --------------------- -------------- ---------------
Year                Estimated PGT Total      Keymark               Keymark Percentage          *              *
                    Purchase
------------------- ------------------------ --------------------- --------------------- -------------- ---------------
2004                           *             7,300,000                      *                  *              *
2005                           *             7,300,000                      *                  *              *
2006                           *             10,000,000                     *                  *              *
2007                           *             13,000,000                     *                  *              *
2008                           *             14,500,000                     *                  *              *
2009                           *             16,000,000                     *                  *              *
------------------- ------------------------ --------------------- --------------------- -------------- ---------------

The 2006 volume may be 3,650,000 for the first half of the year and 6,350,000 for the second half of the year depending on the timing of our planned expansion.

North Carolina Operations
---------------------------- -------------------------- ------------------------
2005                                                    2,500,000
---------------------------- -------------------------- ------------------------

We anticipate growing the volume in North Carolina out of our Fonda facility as the North Carolina operation grows.


* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

------------------------------------- ------------------- ------------------- ------------------- -------------------
                                                                                     Anticipated         Anticipated
                                        Percent Increase  Per Pound Increase             Percent           Per Pound
                                               2002-2004           2002-2004            Increase            Increase
                                                                                            2005                2005
------------------------------------- ------------------- ------------------- ------------------- -------------------
Payroll/Health Insurance                         8%/3.3%          *                         2.8%          *
Gas                                                56.0%          *                         0.0%          *
Electric                                            8.0%          *                         0.0%          *
Dies                                                0.0%          *                        10.0%          *
Paint                                               2.5%          *                         6.0%          *
Packing Supplies                                    5.0%          *                         5.0%          *
Delivery                                            7.0%          *                        18.0%          *
Total Per Pound                                                   *                                       *
---------------------------------------------------------------------------------------------------------------------

This shows the percent and per pound increase on the major cost categories over the time period of 2003-2005 projected into 2005.

For the period of 2002-2004 where we had a percent increase and no cents per pound increase we were able to keep the per pound the same because of productivity increase or cost savings measures.

For the category of Payroll/Health Insurance the actual increase was 8% but through productivity we were able to hold the actual percentage increase to 3.3%.

As you can see our cents per pound costs went up * over the two year time period of 2003-2004.

We are anticipating an increase of * per pound for just 2005.


The major factors behind this increase are cost of tooling steel is rising quickly due to a shortage of steel, paint and pretreatment chemicals are going up 6%, delivery is rising another 18% due to gas prices and insurance costs.


* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

--------------------------------------------------------------------------------

---------------- --------------- -----------------------------------------------
Lakeland         Fonda
for Nokomis      for Lexington
---------------- --------------- -----------------------------------------------
       *               *         2004 Base Mill Finish Pricing
                       *         2004 Energy Surcharge

       *               *         2004 BASE MILL FINISH PRICING

       *               *         2005 First Proposal Billet Charge
       *               *         2005 First Proposal Conversion Increase

       *               *         2005 FIRST PROPOSAL MILL FINISH BASE PRICING

                                 The initial 2005 proposal represented an increase of * in conversion increase on all PGT's pounds supplied by Keymark

       *               *         2005 Second Proposal Billet Charge
       *               *         2005 Second Proposal Conversion Increase

       *               *         2005 SECOND PROPOSAL MILL FINISH BASE PRICING

                                 This second proposal represents a * increase on pounds supplied Lexington out of Fonda. This is approx. 25% of PGT's purchase from Keymark so it would represent a * in conversion versus the
                                 * on the initial proposal.

       *               *         2004 HOLLOW CHARGES

       *               *         2005 SECOND PROPOSAL HOLLOW CHARGES

                                 The Lakeland hollow charges are * depending on the dies. By dropping the Fonda hollow charge * it would take off of the conversion * on Fonda share of the business which are hollows. Fonda's projected share of the business is 25% with approximately half of that hollows so the drop in conversion would be * .25 times * per pound on the total purchases from Keymark.

--------------------------------------------------------------------------------
The net result is an increase on the conversion of * on all of PGT's purchases from Keymark.

--------------------------------------------------------------------------------

* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

                                                                       Exhibit B

             CONTAINMENT FOR DEFECTIVE MATERIALS RETURNS FLOW CHART

               PGT discovers non-conformance and notifies vendor



            A mutual decision is made as to what to do with product

               - Scrap and credit PGT

               - Keep at PGT and modify -- Vendor is billed or
                 credits PGT on next shipment.

               - Return by PGT for Rework -- PGT to be credited for any freight charges.



 Vendor inspects materials in process, in warehouse, and anything scheduled for shipment.

              Quarantine non-conforming materials for disposition.

                  Rework and/or sort non-conforming materials.

                                                                     Fax Rework
                                                                     Form and
                                                                     Corrective
                                                                     Action
                                                                     Report to
                                                                     PGT Quality
                                                                     Office

Ship reworked or modified product to PGT (100% certified inspection -- see PGT PRO/QS/CONT/012, section 5.2.1)

                               Failed inspection             Scrapped by PGT and
                                                             credit to PGT

   PGT
 performs
 incoming
inspection

                             Released to Production



QS/QS Procedures/Containment for Defective Materials Flow Chart

               Title:                                Issue Date:       Revision
Vendor's Name  Containment Procedure For Defective
               Material Returns from PGT Industries
                                                     Document No.:       Page:
                                                                        1 of 3
--------------------------------------------------------------------------------
ORIGINATOR:                             SIGNATURE/DATE:
--------------------------------------------------------------------------------
MANAGEMENT APPROVAL:                    SIGNATURE/DATE:

--------------------------------------------------------------------------------

1. PURPOSE

     This procedure defines the handling, identification and disposition of materials that do not conform to stipulated specifications by PGT Industries.

2. SCOPE

     This procedure applies to suspect and non-conforming materials detected at this facility or returned by PGT.

3. DEFINITIONS

     Products:           Raw materials, Finished Goods, In-Process parts or
                         sub-assemblies.

     Quarantine Area:    The quarantine area is a segregated area where
                         non-conforming materials can be stored without risk of it being used in the production process or shipped to PGT. It is an enclosed, segregated area where Quality
                         Hold tape or labels are used to identify non-conforming materials.

4. RESPONSIBILITIES AND AUTHORITY

     4.1  QUALITY MANAGER

          The Quality Manager is responsible for the implementation of this procedure.

5. PROCEDURE

     5.1 A representative of PGT (Purchasing or Quality Systems) will notify Vendor concerning non-conforming materials as soon as possible from the time of its initial discovery. The Defective Material Return (see PGT Document PRO/QS/DMR/003) or Vendor Incident Procedure (see PGT Document PRO/QS/VI/023) will be followed.

               Title:                                Issue Date:       Revision
Vendor's Name  Containment Procedure for Defective
               Material Returns from PGT Industries
                                                     Document No.:       Page:
                                                                        2 of 3
--------------------------------------------------------------------------------


     5.2  A mutual decision will be made to:

          - Scrap the material at PGT and issue credit
          - Rework or modify the material by PGT at a charge. (See 5.2.1.3 & 5.2.1.4)
          - PGT will return the material for rework or disposition - Freight will be paid by vendor or credited to PGT per DMR procedure (PRO/QS/DMR/003).

             5.2.1 Material returned for rework from the customer (PGT) will be reworked in compliance with the Control of Non-Conforming Product (see PRO/QS/CNCP/019). The product will be identified throughout the rework and reship process.

                     5.2.1.1 Non-conforming material that has been corrected will be labeled "Reworked Material" prior to return to PGT. Label to be fluorescent yellow and no smaller than 1" x 2".

                     5.2.1.2 Materials returned for sorting must be 100% inspected and the package will be labeled "Certified Material" prior to return to PGT. Label to be fluorescent yellow and no smaller than 1" x 2".

                     5.2.1.3 Once notified of a non-conforming material by PGT Industries, all materials scheduled for shipment, stored in the warehouse, and/or in process for assembly, and/or materials that have been fabricated will be inspected. Material that does not conform to specifications will be placed in the Quarantine Area for disposition. Material will be identified with part number, name and lot number. In the event of rework, the "Rework Form" (FRM/QS/REWORK/022) will be faxed to PGT prior to release of the material to PGT. Any material located at PGT Industries that requires sorting and isolation will be handled in accordance with the PGT Control of Non-Conforming Product (PGT Document (PRO/QS/CNCP/019). Time and labor will be recorded and billed at the rate of $30.00 per hour.

               Title:                                Issue Date:       Revision
Vendor's Name  Containment Procedure for Defective
               Material Returns from PGT Industries
                                                     Document No.:       Page:
                                                                        3 of 3
--------------------------------------------------------------------------------



                      5.2.1.4 Material reworked by PGT Industries will be noted in the Rework Report (see FRM/QS/REWORK/022). Time and labor will be recorded and billed or credited at *.

                      5.2.1.5 Materials inspected by PGT Industries that are labeled "Rework or Certified Material" and are found to be non-compliant will be subject to being scrapped and a credit will be issued to PGT Industries. The credit will be handled in the same manner as credit issued under the PGT Defective Material Return Procedure (PGT Document PRO/QS/DMR/003A).

      5.3 Subsequent shipments of material with like defect are subject to being scraped by and credited to PGT.

      5.4 A copy of the Corrective Action Report (see FRM/QS/CAR/018) will be faxed to PGT Industries, Quality Systems Department within five working days (fax number 941-480-2753).

6.0  RECORDS

     A record of Corrective Actions will be maintained by vendor and reviewed annually by management. All non-conformances will be associated with or cross-referenced to part number, name and type of non-conformance. Data will be analyzed and a plan for controlling non-conformances will be implemented.


* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

The following is an example of the minimum information required for a Corrective Action Report by PGT.

Vendor        Title:                                Issue Date:       Revision

                    CORRECTIVE ACTION               Document No.:        Page:
                          REPORT                    FRM/QS/CAR/018      1 of 1
________________________________________________________________________________
ORIGINATOR:                             SIGNATURE/DATE:

________________________________________________________________________________
MANAGEMENT APPROVAL:                    SIGNATURE/DATE:

________________________________________________________________________________


PURPOSE: To document the corrective action process of non-conforming materials.

SCOPE: Anyone involved in identifying a non-conformance may initiate a Corrective Action Report. The Corrective Action Team will complete the report in accordance with the Corrective Action Procedure

Customer Part Number: _______________________________ Description: _____________

Customer:_________________________________________________________ Date:________

Date of original complaint: __________________________

Lot # __________________________________________ PGT DMR # _____________________

Problem Details ________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Short term action required to fix the problem: (Please state time frame.) ______

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Long term solution to solve the problem: (Please state time frame.) ____________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Customer notified of down time if supply is inadequate: ________________________

Customer approved new sample: ___________ Who: _____________ When: _____________

Additional action or notes: ____________________________________________________

________________________________________________________________________________

________________________________________________________________________________

[Visibly       Title:                                Issue Date:       Revision
 Better             DEFECTIVE MATERIAL RETURN'S       17 Jan 01            B
 LOGO]                        (DMR's)
                                                     Document No.:       Page:
                                                    PRO/QS/DMR/003      1 of 7
--------------------------------------------------------------------------------
ORIGINATOR:  B. Stelmok, 1218           SIGNATURE/DATE:
--------------------------------------------------------------------------------
MANAGEMENT APPROVAL:  P. Spohn, 7011    SIGNATURE/DATE:
                      B. Voss, 2900
--------------------------------------------------------------------------------

               CONTENTS

          1.   Purpose

          2.   Scope

          3.   Definitions

          4.   Responsibility and Authority

               4.1  Quality Systems Group Leader
               4.2  Quality Systems
               4.2  Specific Responsibilities

          5.   Procedure

               5.1  Raw Materials
               5.2  Voiding a DMR
               5.3  Sorting Material
               5.4  Production Down Time

          6.   Documentation

          7.   Revisions and Amendments

          8.   Enclosures

          9.   Distribution List

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                                                    PRO/QS/DMR/003      2 of 7
--------------------------------------------------------------------------------

1.   PURPOSE

     This procedure defines the handling, identification and disposition of raw materials that do not conform to stipulated specifications.

2.   SCOPE

     This procedure applies to suspect and non-conforming raw materials detected at PGT Industries.

3.   DEFINITIONS

     DMR: Form initiated by Quality Systems against suppliers for non-conforming raw material.

     DMR TEAM:           Employee's involved in the DMR process. Quality
                         Systems, Material Planning, Inventory Control,
                         Purchasing, Material Handling, Common Carrier and
                         Accounting.

     QUARANTINE AREA:    The quarantine area is a segregated area where
                         non-conforming product can be stored without risk of it being used in the production process or shipped to the customer. The quarantine area is located between columns F7 and F8.

     CORRECTIVE ACTION:  Action taken to eliminate the causes of an existing non-conformance or undesirable situation in order to prevent re-occurrence.

     CONTAINMENT:        Immediate steps taken to insure no product is shipped
                         without being corrected.

4.   RESPONSIBILITY AND AUTHORITY

     4.1  QUALITY SYSTEMS GROUP LEADER

          The QUALITY SYSTEMS GROUP LEADER is responsible for the implementation of this procedure

     4.2  QUALITY SYSTEMS

          The QUALITY SYSTEMS DEPARTMENT is responsible to monitor the completion of all DMR's and contact appropriate departments when time frames are not met to ensure the timely closure of DMR's.

     4.3  SPECIFIC RESPONSIBILITIES

          Described in section 5. PROCEDURE

5.   PROCEDURE

     5.1  RAW MATERIALS

          5.1.1 Materials that are found to be non-conforming or suspect are identified with a "Hold For Quality" tag. If the quantity is too large for quarantine, extrusions etc., then it is retained in its current location and clearly marked with yellow "QA Hold" tape. The MANUFACTURING GROUP/TEAM LEADER is responsible to contact QUALITY SYSTEMS with the problem so that

[Visibly       Title:                                Issue Date:       Revision
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            QUALITY SYSTEMS may check the suspect material. If nobody from
            QUALITY SYSTEMS is available the MANUFACTURING GROUP/TEAM LEADER must immediately tag the material with a "HOLD FOR QUALITY" tag, complete all information, and notify QUALITY SYSTEMS via e-mail. QUALITY SYSTEMS will contact the MATERIAL HANDLERS. The e-mail must be sent to the "QUALITY SYSTEMS" address so the entire department is notified. Numbered tags can only be obtained from QUALITY SYSTEMS. MANUFACTURING GROUP/TEAM LEADERS can get "Hold for Quality" tags from the stockroom when QUALITY SYSTEMS is not available. The material must be tagged in-order for MATERIAL HANDLING to move the material. If it is not tagged they will not move the material. MATERIAL HANDLING must notify QUALITY SYSTEMS via e-mail once the material has been moved to the quarantine area. Extrusions should immediately be identified with a "Hold For Quality" tag and yellow "QA Hold" tape by the MANUFACTURING GROUP/TEAM LEADER if QUALITY SYSTEMS is unavailable.

     5.1.2 QUALITY SYSTEMS is responsible to disposition the material. If the material is deemed acceptable, it can be put back into production. If the material does not meet specification, QUALITY SYSTEMS should immediately contact MATERIAL PLANNING via e-mail and initiate a DMR form.

     5.1.3 QUALITY SYSTEMS must contact PURCHASING to find out the status of any open orders for the suspect material and contact the supplier to inform them of the problem.

            5.1.3.1 If there are no open orders or orders in transit then PURCHASING must contact the supplier to ensure that they contain the problem and certify the following shipment of material.

            5.1.3.2 If there is an order in transit, PURCHASING must contact QUALITY SYSTEMS to inform them of the shipment. PURCHASING will post the shipment information on the RECEIVING board so that RECEIVING will know to notify QUALITY SYSTEMS when the shipment is received. QUALITY SYSTEMS will perform an incoming inspection and disposition the material.

     5.1.4  DMR files are located at QLTYSYSTM/DEFECTIVE MATERIAL RETURNS/DMR'S.

     5.1.5 QUALITY SYSTEMS will initiate a DMR form for all non-conforming material and must complete all necessary information. QUALITY SYSTEMS will assign a DMR #, add the DMR to the log and complete supplier, part #, part description, P.O. #, quantity inspected, quantity rejected, lot/bundle #, description of defect, quantity at each location, any comments and sorting time if applicable.

     5.1.6 The DMR form must be completed by QUALITY SYSTEMS with-in one business day after the material is rejected. QUALITY SYSTEMS must notify PURCHASING and INVENTORY CONTROL via e-mail to inform them of the DMR, giving them the number and information. QUALITY SYSTEMS must request a corrective action report from the supplier when they are notifying them of the non-conforming material. The corrective action report should be returned to QUALITY SYSTEMS with-in five days.

     5.1.7 PURCHASING is responsible to complete the pricing information including credit amount on the DMR form then contact the supplier to get a Return #, method of shipment and shipping address. They must then sign and date the DMR form when complete.

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-------------------------------------------------------------------------------




     5.1.8 INVENTORY CONTROL is responsible to deduct the material from inventory then sign and date the DMR form when this is complete.

     5.1.9 When all information is complete, PURCHASING must contact COMMON CARRIER via e-mail for all products except for extrusions where they must contact MATERIAL HANDLING to inform them that the material is ready to ship out. COMMON CARRIER or MATERIAL HANDLING must print a copy of the DMR located at QLTYSYSTM/DEFECTIVE MATERIAL RETURNS/DMR's to send back with the defective material. COMMON CARRIER must send all material out with-in two business days of being notified. In the case of extrusion, PURCHASING and MATERIAL HANDLING has two weeks to send the material out.

     5.1.10 Once the material is shipped out, COMMON CARRIER or MATERIAL HANDLING must sign and date the DMR form and notify PURCHASING via e-mail.

     5.1.11 PURCHASING must notify ACCOUNTING via e-mail that the material has shipped out and forward them a copy of the DMR.

     5.1.12 ACCOUNTING must receive verification of shipment from COMMON CARRIER or MATERIAL HANDLING then sign and date the DMR form located at QLTYSYSTM/DEFECTIVE MATERIAL RETURNS/DMR's and complete the DMR Log located at QLTYSYSTM/DEFECTIVE MATERIAL RETURNS/DMR LOG. ACCOUNTING must indicate on the log when credit is received for the material. The credit should be posted within 30 days after the material ships.

5.2  VOIDING A DMR:   Steps to take in order to put material back into
                      production after a DMR has been written.

     5.2.1 QUALITY SYSTEMS must remove the "Hold for Quality" tag from the material and any other tags or paper work.

     5.2.2 QUALITY SYSTEMS must notify PRODUCTION via e-mail that the material is acceptable to use.

     5.2.3  QUALITY SYSTEMS must go into the DMR log and do the following:

            - Highlight the line for the DMR # in red
            - Type "Voided" into the RMA # column
            - Complete the column for the reason that the DMR was voided.

     5.2.4 QUALITY SYSTEMS must then contact INVENTORY CONTROL, PURCHASING and ACCOUNTING via e-mail to inform them that the DMR has been voided and the material has been released back into production.

     5.2.5 If the material is in the quarantine area then QUALITY SYSTEMS must notify MATERIAL HANDLING so that they may move the material back into production or the stockroom.

5.3  SORTING MATERIAL

     5.3.1 PGT will charge suppliers for sorting time of suspect material at the rate of thirty dollars ($30.00) per man-hour.

[Visibly       Title:                                Issue Date:       Revision
 Better             DEFECTIVE MATERIAL RETURN'S       17 Jan 01            C
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                                                     Document No.:       Page:
                                                    PRO/QS/DMR/003      5 of 7
--------------------------------------------------------------------------------

                5.3.2 QUALITY SYSTEMS will complete the sorting section of the DMR Form (FRM/QS/DMR/006), when applicable. Purchasing will add additional sort time charges and freight charges to the total credit amount on the DMR Form (FRM/QS/DMR/006).

        5.4     PRODUCTION DOWN TIME

                5.4.1 Production down time due to defective material will be handled on a case-by-case basis.

6.      DOCUMENTATION

        1. DMR Form (FRM/QS/DMR/006)

7.      REVISION AND AMENDMENTS

8.      ENCLOSURE

        1. DMR Form (FRM/QS/DMR/006)
        2. Hold for Quality Tag (FRM/QS/DMR/002)
        2. Quality Hold Tape

9.      DISTRIBUTION

[Visibly       Title:                                Issue Date:       Revision
 Better             DEFECTIVE MATERIAL RETURN'S       17 Jan 01            C
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                                                     Document No.:       Page:
                                                    PRO/QS/DMR/003      6 of 7
--------------------------------------------------------------------------------

ENCLOSURE 1:

------------------------------------------------------------------------------------------------------

DEFECTIVE MATERIAL RETURNS (DMR) FORM                                                 FRM/QS/DMR/006C

Supplier                                                                     DMR #
                   ------------                                                   -------------------

Part #                               Part Description                       P.O. #
                   ------------                       -----------                 -------------------

Quantity Inspected                   Quantity Rejected                 Lot/Bundle#
                   ------------                       -----------                 -------------------

------------------------------------------------------------------------------------------------------

****DETAILED DESCRIPTION OF NON-CONFORMANCE***       TOTAL QUANTITY                  PRICE  EXT. PRICE
                                                     --------------                  -----  ----------


                                                                --------------------------------------
                                                                WAREHOUSE   STOCKROOM  RX          WIP

                                                     LOCATION

                                                                --------------------------------------

                                                     QUANTITY
                                                       EACH
                                                     LOCATION

------------------------------------------------------------------------------------------------------
COMMENTS:

------------------------------------------------------------------------------------------------------
SORTING:                             TOTAL CHARGE
Sort Time:              @ $30.00        $0.00           Line Down Time:
          -------------              ------------                      -----------
           (man hours)
------------------------------------------------------------------------------------------------------


(circle one)              Return to Supplier                 Scrap                   Sort

------------------------------------------------------------------------------------------------------
Ship to:

                                                                   Return #
                                                                            --------------------------

                                                         Method of Shipment
                                                                            --------------------------

                                                                       Credit Amount
                                                                                            ----------

                                                                       Freight Amount
                                                                                            ----------

                                                                       Sorting Amount          $0.00
                                                                                            ----------

                                                                       TOTAL CREDIT AMOUNT     $0.00
                                                                                            ----------

------------------------------------------------------------------------------------------------------

------------------------     ------------       ------------------------            -------------
Quality Signature               Date            Common Carrier                      Date Sent

------------------------     ------------       ------------------------            -------------
Inventory Control               Date            Material Handling                   Date Sent

------------------------     ------------       ------------------------            -------------
Purchasing                      Date            Accounting                          Date

------------------------------------------------------------------------------------------------------

[Visibly       Title:                                Issue Date:       Revision:
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                                                     Document No.:       Page:
                                                    PRO/QS/DMR/003      7 of 7
--------------------------------------------------------------------------------

ENCLOSURE 2:

*

ENCLOSURE 3:

*

[Visibly       Title:                                Issue Date:       Revision
 Better                    VENDOR INCIDENT
 LOGO]
                                                     Document No.:       Page:
                                                     PRO/QS/VI/023       1 of 1
--------------------------------------------------------------------------------
ORIGINATOR:                             SIGNATURE/DATE:
--------------------------------------------------------------------------------
MANAGEMENT APPROVAL:                    SIGNATURE/DATE:
--------------------------------------------------------------------------------

PURPOSE: This procedure defines the investigation of non-conforming materials to determine the disposition of material and the impact on the manufacturing process.

SCOPE: Quality Systems employees performing inspections or investigations on non-conforming materials.

1.   RESPONSIBILITIES AND AUTHORITY

     1.1. QUALITY MANAGER is responsible for development and implementation of this procedure and subsequent procedures as outlined in this document.

     1.2. RECEIVING MANAGER is responsible for ensuring that all incoming shipments labeled with a fluorescent yellow label are identified and Quality Systems is notified immediately of their arrival.


2.   PROCEDURE

     2.1. Quality Systems is notified of or, discovers a non-conformance during an inspection or is notified of an incoming shipment from Receiving.

          2.1.1. Identify problem and after preliminary investigation the Administrator or Technician will consult with the Quality Manager for further instructions. Quality Systems will coordinate with Purchasing, Engineering or any department deemed necessary to rectify the problem.

          2.1.2.  Determine course of action.

                  2.1.2.1. If the material is to be returned follow the DMR Procedure (PRO/QS/DMR/003).

                  2.1.2.2. If the material is not being returned fill out the Vendor Incident form (FRM/QS/VI/023).

                            2.1.2.2.1. REWORK--If the material is reworked Quality Systems will determine what needs to be reworked and will fill out the Rework Form (FRM/QS/REWORK/022). A copy of the Rework form and Vendor Incident form will be given to Purchasing for cost recovery purposes.

                            2.1.2.2.2. SORTED--The material will be sorted to distinguish usable materials. A Vendor Incident report and/or a DMR form will be used for non-usable material. Appropriate documents will be submitted to Purchasing for cost recovery purposes.

          2.1.3.  RECORDS

                  2.1.3.1. Submit form to the Quality Systems Document Coordinator for processing. Documentation will be reviewed as part of the reduction of non-conforming materials plan.

PGT Industries                           [  ] Vendor Incident #
                                              ----------------------------------

1070 Technology Drive                    [  ] Incoming Inspection
Nokomis, FL 34275

                                       *

Packaged date:                           Quantity:
                 ---------------------                     ---------------------
Product Line:                            Location:
                 ---------------------                     ---------------------
Part Number:                             Location:
                 ---------------------                     ---------------------
Lot Number:                              Part Description:
                 ---------------------                     ---------------------
Purchase Order #                         Prod. Description:
                 ---------------------                     ---------------------
Vendor Name:                             Barrel Number:
                 ---------------------                     ---------------------

Description of the Problem:
                           -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       *

Number of Pieces Received:
                           ----------------------------
Number of Pieces Inspected:
                           ----------------------------
Inspected by:
               ----------------------------
Date Inspected:
               ----------------------------
Were there any parts rejected    Yes      No
                                     ----    ----
How many parts were defective:
                              ----------------------------
What action was taken with the defective parts?
                                               ---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       *

Quality:  Sort Time                        Comments:
                             ------------           ----------------------------
          Number of persons
                             ------------           ----------------------------
          Total Sort Time
                             ------------           ----------------------------

[Visibly       Title:                                Issue Date:        Revision
 Better               CONTROL OF NON-CONFORMING                         Original
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                                                     Document No.:       Page:
                                                    PRO/QS/CNCP/019      1 of 3
--------------------------------------------------------------------------------
ORIGINATOR:                                     SIGNATURE/DATE:

--------------------------------------------------------------------------------
MANAGEMENT APPROVAL:                            SIGNATURE/DATE:

--------------------------------------------------------------------------------
    PURPOSE

    This procedure defines the containment methods of non-conforming materials and products at PGT: to Isolate the problem, Segregate the material, Insulate our internal/external customers and Eliminate problems by root cause analysis, corrective action and mistake proofing.

    SCOPE

    This procedure applies to suspect and non-conforming materials and products detected at our facilities and/or returned by a PGT customer.

    DEFINITIONS
        Accumulation    Small amounts (under 10 pieces) of extrusions found in a
                        master bundle to be non-conforming.

        Hot Line:       A weekly report of complaints or problems that are
                        called in by dealers, end users or PGT employees in reference to PGT products.

        Materials:      Raw materials, in process parts, sub-assemblies, or
                        finished products.

        1.1.1. Quarantine Area: The quarantine area is a designated area where non-conforming materials are segregated, tagged with red "Hold for Quality" tags (FRM/QS/DMR/005), and held, without risk of it being used in the production process or shipped to the customer. Materials that cannot fit in the designated area are identified by using "Hold For Quality" tag (FRM/QS/DMR/005) and yellow "QA Hold" tape.

        RMA             Returned Material Authorization

1.  RESPONSIBILITIES AND AUTHORITY
    1.1. QUALITY MANAGER - The QUALITY MANAGER is responsible for development and implementation of this procedure and subsequent procedures as outlined in this document.
    1.2. RECEIVING MANAGER - The RECEIVING MANAGEMENT is responsible for ensuring procedures for notification are followed and material is held in accordance with procedures.
    1.3. PLANT SUPERINTENDENT - The PLANT SUPERINTENDENT is responsible for ensuring analysis, sorting, rework, and scrapping measures are preformed in the proper manner. This activity might involve the assistance of the Quality Systems and specialized departments.

2.  PROCEDURE
         2.1. INCOMING INSPECTIONS
              2.1.1. RECEIVING
                     2.1.1.1. When a delivery of material is received, receiving will check to see if it is on the Inspection Notification Log (FRM/QS/RI/025).
                     2.1.1.2. If on the list, receiving must place a "Hold for QC Check" form (FRM/QS/INS/007) on the material.
                     2.1.1.3. RECEIVING will then notify QUALITY SYSTEMS of the delivery.

[Visibly       Title:                                Issue Date:       Revision
 Better             CONTROL OF NON-CONFORMING                          Original
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                                                     Document No.:       Page:
                                                    PRO/QS/CNCP/019     2 of 3
--------------------------------------------------------------------------------

          2.1.1. QUALITY SYSTEMS

                    2.1.1.1.1. QUALITY SYSTEMS must then perform an incoming
                               inspection and determine disposition of material. Material will be compared to print and measured in a manner prescribed by the QUALITY MANAGER (i.e. go-no-go gauge, Microvu, measured drawing, etc.).

                    2.1.1.1.2. QUALITY SYSTEMS must complete the "Hold for QC
                               Check" form (FRM/QS/INS/007)

                    2.1.1.1.3. If the material is OK, QUALITY SYSTEMS will
                               release the material and inform RECEIVING.

                    2.1.1.1.4. If the material if NOT OK, QUALITY SYSTEMS will comply with the DMR procedure (PRO/QS/DRM/005) or the Vendor Incident procedure (PRO/QS/VI/000).

     2.2. INTERNAL NON-CONFORMING PRODUCT

          2.2.1. RAW MATERIALS

               2.2.1.1. EXTRUSIONS

                    2.2.1.1.1. If the quantity of non-conforming material is
                               less than ten pieces, MANUFACTURING should place the material into general accumulation.

                    2.2.1.1.2. QUALITY SYSTEM must track the general
                               accumulation daily and record on the accumulation log (FRM/QS/ACC/023).

                    2.2.1.1.3. QUALITY SYSTEMS should initiate corrective action with the supplier for re-occurring problems when applicable.

                    2.2.1.1.4. For larger quantities of non-conforming material,
                               MANUFACTURING must notify QUALITY SYSTEMS immediately. The Defective Material Returns (DMR) Procedure (PRO/QS/DMR/003) or the Vendor Incident
                               (VI) Procedure (PR/QS/VI/023) must be followed.

          2.2.2. PARTS

               2.2.2.1. MANUFACTURING must notify QUALITY SYSTEMS immediately when non-conforming materials are found. The Defective Material Returns (DMR) Procedure (PRO/QS/DMR/003) or the Vendor Incident Procedure (PR/QS/VI/023) must be followed.

          2.2.3. IN-PROCESS PRODUCTS

               3.1.1.1. MANUFACTURING must notify QUALITY SYSTEMS immediately when non-conforming products are found. QUALITY SYSTEMS will perform root cause analysis to determine the cause of the problem and implement corrective action when necessary. QUALITY SYSTEMS should involve PRODUCTION ENGINEERING when necessary.

          2.2.4. FINISHED PRODUCTS

               2.2.4.1. QUALITY INSPECTORS must perform daily audits of
                        finished goods in the warehouse.

               2.2.2.2. If non-conforming product is found, the QUALITY
                        INSPECTOR must tag the product with "Quality Rejected" tape.

          2.2.2.3. If the problem can be re-worked by the QUALITY INSPECTOR he/she will re-work the product and record it on the warehouse inspection report form (FRM/QS/VI/007).

[Visibly       Title:                                Issue Date:       Revision
 Better             CONTROL OF NON-CONFORMING                          Original
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                                                     Document No.:       Page:
                                                    PRO/QS/CNCP/019     3 of 3
--------------------------------------------------------------------------------

          2.2.2.4. If the problem is too great for the QUALITY INSPECTOR, he/she must record the problem on the warehouse inspection report form (FRM/QS/WI/024) and reverse the product from the warehouse.

          2.2.2.5. The Quality Inspector or WAREHOUSE PERSONNEL will return the product to the appropriate production line for re-work.


     2.3. EXTERNAL RMA's/COMPLAINTS
          2.3.1. RMA's
                 2.3.1.1. All products being returned to PGT will be processed according to the Returned Material Authorization (RMA) procedure (PRO/QS/RMA/015).

          2.3.2. SERVICE
                 2.3.2.1. Products installed in the home that are non-conforming will be handled by the Service Department.

          2.3.3. COMPLAINTS
                 2.3.3.1. Complaints by customers/dealers are handled through the "Hotline". Any PGT dealer/end user or employee can turn complaint over to the "Hotline".
                 2.3.3.2. QUALITY SYSTEMS records and logs the complaint on the weekly "Hotline" report.
                 2.3.3.3. QUALITY SYSTEMS is responsible to perform root cause analysis on the problem and implement corrective action. The complaint can be turned over to PRODUCTION ENGINEERING or the designated CROSS FUNCTIONAL
                          WORK TEAM for resolution.
                 2.3.3.4. Resolution to the problem is recorded by the QUALITY
                          ADMINISTRATOR on the weekly "Hotline" report and marked as "Done".
                 2.3.3.5. QUALITY SYSTEMS will call the customer with the
                          corrective action plan.

     2.4 ENGINEERING CHANGES
         2.4.1. PRODUCTION ENGINEERING
                2.4.1.1 When PRODUCTION ENGINEERING makes a design change to a raw material it must be conveyed to all departments involved.
         2.4.2. QUALITY SYSTEMS
                2.4.2.1. Check new materials (dimension, fit, form, & function)
                2.4.2.2. Disposition (approve or reject)
                         2.4.2.2.1. APPROVE - Materials will be released to use
                                    in normal production.
                         2.4.2.2.2. REJECT - Materials will be rejected and new
                                    materials will be ordered for a new
                                    inspection. QUALITY SYSTEMS will notify
                                    engineering about non-conformance.
                                    ENGINEERING will be responsible for getting corrected materials ordered.
                2.4.2.3. Identify old level material:
                         2.4.2.3.1. Exhaust old material then use new material,
                                    or
                         2.4.2.3.2. Scrap old material and then use new
                                    material.
3. RECORDS
     3.1. A record of all non-conforming materials or products will be kept and reviewed annually by management. Data will be analyzed and a plan for controlling non-conformance will be implemented. See Prioritized Plan for Reduction of Non-Conformances (PRO/QS/PRP/014).

                                                               FRM/QS/REWORK/022

                               REQUEST FOR REWORK           LOG #
INITIATED BY:                                     SOURCE DOCUMENT
--------------------------------------------------------------------------------
Dept:                                             DMR #
          --------------------------

Date:                                             Vendor Incident #
          --------------------------

Part #                                            Incoming Inspection #
          --------------------------

Supplier Name:
                    ----------------

Lot #                                             Usage:
          --------------------------                        --------------------

Part Description:
--------------------------------------------------------------------------------
INSTRUCTIONS: (Circle One)  Sample      100% Rework         100% Contain
                            Only        then Sample         then Sample
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
[ ] EC/ECO Engineering Change Completed    [ ] CorrectiveAction Report Completed
--------------------------------------------------------------------------------
                                 SAMPLING PLAN
--------------------------------------------------------------------------------
Measure/Rework Tool:
--------------------------------------------------------------------------------
Data Type:          [ ] Variable             [ ] Attribute
--------------------------------------------------------------------------------
Special Skills:
--------------------------------------------------------------------------------
After performing 100% rework/containment or as a sample only Quality is to check the next
          pieces received using one of the following sampling sizes (check one):
---------
          A - Sampling chart (circle one)    Critical  Intermediate   Standard
---------
          B -            pieces per container
---------     ----------
--------------------------------------------------------------------------------
RECEIVING INSTRUCTIONS                       SKETCH REQUIRED
Contact Quality     [ ] Yes   [ ] No
Comments:
Start Date:
               -------------------
End Date:
               -------------------
-----------------------------------------
QUALITY SYSTEMS
Received by
               --------------------------

Date
               --------------------------

Quality Adm/Tech
                    ---------------------

Date completed
                    ---------------------
-----------------------------------------
COST RECOVERY INFORMATION
Total Quantity Reworked:
-----------------------------------------
Total Man Hours (Rework)
-----------------------------------------
Total Quantity Sorted
-----------------------------------------
Total Man Hours (Sort)
-----------------------------------------
Total Quantity Returned/Scrapped

--------------------------------------------------------------------------------

                                                                       EXHIBIT B

                        SUPPLIER PERFORMANCE EVALUATION

Supplier:                                                       Date:___________

Evaluator:



                                                                                   MOST OF THE      SOME OF
                                                                       ALWAYS          TIME         THE TIME     NEVER
                                                                       ------      -----------      --------     -----
                                                                          5             4               3          0


I.   DELIVERIES (30 points maximum)

         A. Deliveries on schedule per purchase order requirements     ______      ___________      ________     _____

         B. Orders are received complete                               ______      ___________      ________     _____

         C. Advises of potential problems/backorders
            prior to ship date                                         ______      ___________      ________     _____

         D. Backorders are shipped complete                            ______      ___________      ________     _____

         E. Provides quick and effective action in emergencies         ______      ___________      ________     _____

         F. Flexible in scheduling expedites/order changes             ______      ___________      ________     _____


                                                                       TOTAL DELIVERY POINTS ______________________


II.  QUALITY (30 points maximum)                                          5             4               3          0

         A. Quality of materials meets requirements                    ______      ___________      ________     _____

         B. Product is reliable                                        ______      ___________      ________     _____

         C. Packaging is acceptable and easy to handle                 ______      ___________      ________     _____

         D. Condition of material upon arrival meets requirements      ______      ___________      ________     _____

         E. Replaces defective material promptly                       ______      ___________      ________     _____

         F. Accepts responsibility for latent defects                  ______      ___________      ________     _____


                                                                       TOTAL QUALITY POINTS ______________________

III. SERVICE/WARRANTY (30 points maximum)                                 5             4               3          0

         A. Complies with agreed-to warranty requirements              ______      ___________      ________     _____

         B. Handles consumer complaints/problems promptly              ______      ___________      ________     _____

         C. Processes parts requests/services orders
            in a timely manner                                         ______      ___________      ________     _____

         D. Reimburses on warranty chargeback in a timely manner       ______      ___________      ________     _____

         E. Provides adequate plant training and dealer education
            upon request                                               ______      ___________      ________     _____

         F. Service representative available when
            needed/returns calls promptly                              ______      ___________      ________     _____


                                                                       TOTAL SERVICE/WARRANTY POINTS ______________


                                                                                       YES                 NO
                                                                                      -----               -----
                                                                                        1                   0
IV. SALES REPRESENTATION (10 POINTS MAXIMUM)

         A. Personnel

            1. Knowledge of company products                                          _____               _____

            2. Provides technical service when required                               _____               _____

            3. Current on new products and designs                                    _____               _____

            4. Returns calls within a reasonable time period                          _____               _____

            5. Expedites deliveries and resolves problems                             _____               _____

         B. Paper Flow

            1. Purchase order verification                                            _____               _____

            2. Part number, quantities, etc. accurately listed                        _____               _____

            3. Packing slips correct and accompany each shipment                      _____               _____

         C. Pricing

            1. Proactively involved in reducing our costs                             _____               _____

            2. Advises in advance of price increases/decreases                        _____               _____


                                                                         TOTAL SALES PRESENTATION POINTS ______

RATING        EXCELLENT       GOOD            FAIR           UNACCEPTABLE         TOTAL PERFORMANCE POINTS
               100-95         94-90           89-85           84 & below           (100 points maximum)    ______


NOTE: Where a section does not apply, use the maximum points and indicate "N/A" in the margin to the right. Specific comments are required for all total performance points of 89 or less - use the reverse side of this form for all comments.

                                                                       EXHIBIT C

       PGT(R)
     INDUSTRIES
---------------------
Custom Windows, Doors
   and Patio Rooms

1070 Technology Drive                                     Toll Free 800.282.6019
    Nokomis, FL 34275                                     Telephone 941.480.1600
        P.O. Box 1529                                     Facsimile 800.477.3655
    Nokomis, FL 34274
                                                           www.pgtindustries.com

                                     1 of 2


                      CONFIDENTIAL INFORMATION AGREEMENT
                      ----------------------------------

     As a supplier, potential supplier, advisor, consultant, contactor, customer, or potential customer of PGT Industries, I may receive or acquire certain material and information that is proprietary to PGT Industries. Such material (the "Confidential Information") includes any and all information and material proprietary to PGT Industries or not generally known or available to the public in which PGT Industries has any interest or rights now or in the future including without limitation that material and information obtained through conversations with employees of PGT Industries, plant visits, written data, meetings, social occasions, and otherwise. The Confidential Information includes without limitation PGT Industries product designs, patents and patent applications, machine and tool designs, manufacturing and other processes, systems and computer programs, operating systems, software applications and manuals; licenses and information, inventions, formulas, and technology; plant openings, closings and expansions; employees and employee lists; items or material identified by PGT Industries as confidential in nature. The Confidential Information shall not include information and material (i) publicly available through no action by me or the organization or entity with which I am affiliated, (ii) released by PGT Industries with a written waiver of confidentiality, (iii) lawfully obtained from third parties, or (iv) previously known or developed by me or knowledge or development can be independently substantiated.

     I recognize that the Confidential Information must be kept strictly confidential. I agree for myself and on behalf of any organization or entity with which I am affiliated:

          a) to take every precaution to safeguard and treat the Confidential Information as confidential, including without limitation treating the Confidential Information with at least the same degree of care as I and my organization or entity treat similar materials of our own:


INITIAL AS ACKNOWLEDGMENT OF HAVING READ PAGE ONE: /S/  illegible
                                                  -----------------

                                     2 OF 2

b)   not to copy or reproduce the Confidential Information;

c)   not to disclose the Confidential Information to any third party;

d) not to disclose the Confidential Information to anyone in the organization or entity with which I am affiliated other than those with a need to know;

e) not to use the Confidential Information for any purpose other than for the purpose for which such Confidential Information been disclosed to me;

f) not to disclose or use the Confidential Information in any matter that would not be in furtherance of the interests of and my relationship with PGT Industries;

g) to return all copies of such Confidential Information to PGT Industries promptly upon its request;

h) not to recruit or employ employees of PGT Industries of whom I or my affiliated organization or entity become aware in the course of my dealing with PGT Industries.

I acknowledge that the injury to PGT Industries from any breach of this agreement cannot be fully compensated by monetary damages and agree that PGT Industries shall have the right to injunctive relief in the event of any breach of this agreement, in addition to damages and any and all other remedies at law or equity. I understand that PGT Industries reserves the right to terminate all business contacts and agreements with me upon any breach of this agreement.



DATE:   1-16-03                     SIGNED:   /s/ Jerry Rhind
      -----------------------               -----------------------------------


                                    ORGANIZATION: Keymark Corp of FL
                                                 ------------------------------


                                    WITNESS:  /s/ Joe Crenna
                                            -----------------------------------